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                                 EXHIBIT 23.1


                              ARTHUR ANDERSEN LLP



                              Arthur Andersen LLP

                               Denver, Colorado


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 12, 1999 included in Patina Oil & Gas Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.



                                             /s/ ARTHUR ANDERSEN LLP

Denver, Colorado
October 20, 1999